Exhibit 99.1

Encore Introduces New Board Chair and Directors, Announces Senior Executive Promotions

New Appointments Position Company for Continued Growth

SAN DIEGO – February 24, 2014 – Encore Capital Group, Inc. (Nasdaq: ECPG), an international specialty finance company, announced today the appointment of Willem Mesdag as non-executive board chairman of the board and Laura Olle and Richard Srednicki as new directors. Additionally, the company announced the promotion of Ashish Masih, Jim Syran and Manu Rikhye to Executive Vice President positions.

Mesdag will succeed George Lund, who has served as executive chairman since July 2009 and as a director since 2007.

Lund said, “To watch the trajectory of this company over the years has been truly impressive, and I’m proud to have been a part of it. However, the most rewarding part of my Encore board tenure has been the talented team of people with whom I’ve had the chance to work. Because of their strengths, I am confident that Encore will continue to be an industry leader. One of those great people is Will, who started with me as a director seven years ago, and in whose very capable hands I expect the board to thrive.”

Mesdag also joined Encore’s board in 2007. He is the Managing Partner of Red Mountain Capital Partners LLC, an investment advisor. He is also a director of Destination XL, Inc., and Nature’s Sunshine Products, Inc. Before establishing Red Mountain, Mesdag was a partner of Goldman, Sachs & Co. He holds a bachelor’s degree from Northwestern University and a JD from Cornell Law School.

“I’m honored to have this opportunity to lead the Encore board,” said Mesdag. “Ken and the management team have put forward a strong vision for where this company is headed, and I’m excited to work with them to bring about its fullest potential.”

Encore President and Chief Executive Officer Ken Vecchione added, “George has been a tremendous asset to our company, and he has helped guide Encore through incredible periods of growth and expansion. We’re very grateful for his service on the board. As we look ahead, Will is well positioned to help us navigate the tremendous changes that our industry is undergoing and identify opportunities to continue delivering great value to our shareholders.”

Encore is also welcoming two new directors. Laura Olle joins Encore’s board having recently retired from Capital One, where she served as chief enterprise risk officer. She joined Capital One in 1999 as senior vice president of Information Technology Systems Development. Prior to Capital One, Olle served as senior vice president of Information Systems and Services for nine years at Freddie Mac. She has also held key IT positions at the Marriott Corporation and worked as a management consultant at Arthur Young and Company. Olle graduated with honors from the State University of New York at Stony Brook with a bachelor’s degree in Psychology. She received her MBA from the University of Nebraska and completed the Stanford University Executive Program.

Richard Srednicki also joins Encore’s board, having retired from JPMorgan Chase & Co. following seven years as chief executive officer of Chase Card Services and a member of the JPMorgan Chase Operating and Executive Committees. Prior to Chase Card Services, Srednicki was president of the Home Services Division at Sears Roebuck & Co., president of AT&T Universal Card Services, general manager of Citibank Germany, general manager of Citibank Card Services USA and a senior product manager at Colgate Palmolive Company. Until recently, he was a director of the Alliance Bank of Arizona and the Affinion Group of Stanford, CT. Srednicki is a graduate of the Kellogg School of Business at Northwestern University and Ripon College. He also served in the U.S. Army as First Lieutenant Platoon Leader and Company Executive Officer.

“We’re thrilled to have Laura and Richard lend their considerable financial services expertise to our board,” said Mesdag. “They offer unique perspectives as we continue to improve many aspects of our business ranging from its technology platform to critical relationships with issuers.”

Additionally, Encore is aligning three key operations areas to achieve its future growth strategy. That strategy includes growing the U.S. debt purchasing business and subsidiaries, expanding into new geographies, and diversifying into new asset classes. Specifically, Ashish Masih is promoted to Executive Vice President of U.S. Debt Purchasing and Operations. This includes global responsibilities for internal call center operations, analytics, legal collections, marketing, and Asset Acceptance operations. Jim Syran is promoted to Executive Vice President of New Business Integration. In this capacity, he will be responsible for the integration of international and U.S. new businesses. Manu Rikhye is promoted to Executive Vice President of Encore India. In this role, Rikhye will oversee India’s servicing (both Encore and Cabot), corporate development, strategic alliances, and India debt purchasing, scheduled to launch at the end of 2014. All of these individuals report directly to Ken Vecchione.

“We are fortunate to have top talent within the company to provide the necessary leadership as we grow and evolve,” said Vecchione. “Each of these individuals has the proven scope, depth, and tenacity to lead these endeavors and I’m excited about what they can accomplish.”

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About Encore Capital Group, Inc.

Encore Capital Group is an international specialty finance company providing debt recovery solutions for consumers and property owners across a broad range of assets. Through its subsidiaries, the Company purchases portfolios of consumer receivables from major banks, credit unions, and utility providers, and partners with individuals as they repay their obligations and work toward financial recovery. Through its Propel Financial Services subsidiary, the Company assists property owners who are delinquent on their property taxes by structuring affordable monthly payment plans and purchases delinquent tax liens directly from select taxing authorities. Through its Cabot Credit Management subsidiary in the United Kingdom, the Company is a market-leading acquirer and manager of consumer debt in the United Kingdom and Ireland. Encore’s success and future growth are driven by its sophisticated and widespread use of analytics, its broad investments in data and behavioral science, the significant cost advantages provided by its highly efficient operating model and proven investment strategy, and the Company’s demonstrated commitment to conducting business ethically and in ways that support its consumers’ financial recovery.

Headquartered in San Diego, Encore is a publicly traded NASDAQ Global Select company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P SmallCap 600, and the Wilshire 4500. More information about the Company can be found at www.encorecapital.com.

Forward Looking Statements

The statements in this press release that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, performance, business plans or prospects. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent report on Form 10-K and its subsequent reports on Form 10-Q, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

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